Exhibit 10.107


Installment Note - 11327                                                  Page 1
                           INSTALLMENT PROMISSORY NOTE

Filing Ref.:  Pocono Village Farms, L.P.               Printed: 35495.3539351852

Date:             03/10/1997


                                   Association:   First Pioneer Farm Credit, ACA
                                        Branch:             Flemington  028-012)
                                      Account#:                          4270258
                                    Customer #:                       0152302728


1. INDEBTEDNESS. For value received, the undersigned (collectively: the "Borrower") jointly and severally promise to pay to the order of First Pioneer Farm Credit, ACA, or the Holder of this Note (collectively: the "Lender") the principal sum of Two Million, Two Hundred Thousand Dollars and Zero Cents ($2,200,000.00) together with interest as set forth below, all future advances and all other sums owing hereunder (the "Indebtedness").

INSTALLMENTS.  Installments shall be made as follows:

Sixty (60) Quarterly installments of interest in the amount billed and principal in the amount of $36,670.00, beginning on 07/01/1997, plus a final installment of any amount necessary to pay the Indebtedness in full. The amount of each installment due after any change in the interest rate or optional future advance shall be increased or decreased to reflect such change or advance.

2. FUTURE ADVANCES. This Note is also given for optional future advances up to an unlimited amount of Indebtedness, which may be made or arise from time to; but Lender is not obligated to make future advances. No future advance needs to be made or completed if an Event of Default has occurred, or if Borrower is in default on any Loan Document or on any other loan, obligation or Agreement with Lender or in which Lender has an interest. All future advances made hereunder shall be added to the unpaid principal balance hereof, and shall bear interest, as provided herein, at the rate applicable thereto from the date of such advance. Any advance made by Lender for taxes, liens, judgments, assessments, insurance premiums, environmental compliance or to protect collateral pursuant to any Loan Document, at Lender's sole option, shall be payable on demand, or such amount may be added to the unpaid principal balance hereof.

3. INTEREST RATE. The unpaid principal balance of the Indebtedness evidenced hereby, including any amount which is not paid when due and all future advances, shall bear interest from the date incurred or advanced at a VARIABLE INTEREST RATE, corresponding to the applicable Interest Rate Tier, both of which shall be determined by Lender. The Interest Rate Tier assigned to Borrower may be changed at any time, pursuant to Lender's credit criteria for that Tier, which change in Tier may result in a change of the Variable Interest Rate applicable hereto. The Variable Interest Rate applicable to any Tier also may be increased or decreased at any time pursuant to the Lender's Interest Rate Policy applicable to this Note and pursuant to the Farm Credit Act of 1971, as such policy or law may hereafter be amended. Such Rate is determined from time to time as a means of pricing loans to Lender's customers, including Borrower, and is neither tied to any external rate or index, nor does it necessarily reflect the lowest rate actually charged to any particular category of customers. The Variable Interest Rate

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Installment Note - 11327                                                  Page 2
                           INSTALLMENT PROMISSORY NOTE

Filing Ref.:  Pocono Village Farms, L.P.               Printed: 35495.3539351852

Date:             03/10/1997



of this Note shall not be limited by any State's usury or other legal interest rate limits. The Rate applicable on the date hereof is 8.750% per year. Interest shall accrue to the date of receipt of payment. If the Indebtedness shall become due, because of acceleration due to Borrower's default, or because of maturity under terms of this Note, or for any other reason, then interest shall continue as provided for herein until the Indebtedness is paid in full.

4. SECURITY. This Note is subject to a Loan Agreement, and the security includes but is not limited to: Security Agreement(s) covering tangible and intangible assets, and a Real Estate Mortgage dated 03/10/1997, and the security or additional security described in the Loan Agreement, as all or any of these may be renewed or amended from time to time. All liens shall continue in effect until the indebtedness is paid in full, despite any interim period of no indebtedness outstanding, and until this Note and the security documents are terminated.

5. PREPAYMENT. Except where limited by any attached Interest Rate Rider, this Note may be prepaid without penalty in whole or in part at any time. Unless otherwise agreed in writing by Lender, partial prepayments shall not operate to defer or reduce the installments due hereunder.

6. EVIDENCE OF INDEBTEDNESS. Advances, interest and other charges, and repayments shall be posted to Lender's accounting record, which record shall be evidence of the Indebtedness owing hereunder from time to time, and which record shall be admitted into evidence in any dispute involving this Note as prima facie evidence of the amount of the Indebtedness. Each statement of account sent to Borrower shall constitute an account stated, and shall be deemed accepted by and binding upon Borrower unless specific written objection thereto is received by Lender within 30 days after the date thereof. All payments and credits shall be applied to the Indebtedness in such reasonable manner as Lender in its sole discretion shall elect.

7. DEFAULT. It is expressly agreed that the whole of the Indebtedness shall become immediately due and payable, at Lender's sole option, together with collection costs if any of the following "Events of Default" should occur: a.) Any installment or other amount due hereunder or under any Loan Document remains unpaid for 30 days after the due date thereof, including all extensions, renewals and reamortizations; or b.) Borrower's or any Guarantor's failure to perform timely or observe any term or provision of this Note or any other Loan Document securing or otherwise related hereto; or c.) The breach of any warranty, representation, covenant or agreement in any Loan Document, or any material misrepresentation made to Lender under any Loan Document, financial statement or loan application related hereto; or d.) Lender declares Borrower or any Guarantor in Default on any Loan Document securing or otherwise related hereto; or e.) Lender declares a default on any other obligation of Borrower or any guarantor to Lender or in which Lender has an interest.

8. COLLECTION COSTS AND FEES. Borrower jointly and severally agrees to pay all costs, charges and expenses, including reasonable attorneys fees, which are incurred by Lender in connection with preserving or protecting Lender's rights and interests under this Note, any Mortgage, Security Agreement, Loan Agreement, Guaranty or other legal document related to or


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Installment Note - 11327                                                  Page 3
                           INSTALLMENT PROMISSORY NOTE

Filing Ref.:  Pocono Village Farms, L.P.               Printed: 35495.3539351852

Date:             03/10/1997


affecting this Note or the Indebtedness (all collectively called "Loan Documents") whether or not a legal action is filed; or incurred by Lender in the event of suit on the Loan Documents; or incurred in other legal proceedings for the collection of the Indebtedness secured hereby; or incurred in any foreclosure brought by Lender; or incurred in any other legal proceeding to protect or sustain any mortgage or lien granted as security for the Indebtedness; or incurred in any litigation or controversy, including any action in Bankruptcy Court, affecting, arising from or connected with the Loan Documents or Indebtedness. Such amounts together with interests as provided herein shall be added to the unpaid principal balance hereof, notwithstanding the maximum amount of Indebtedness described in any Loan Document; shall be evidenced by this Note and secured by all loan collateral documents; and shall be a lien of the same priority on all loan collateral.

9. ADDITIONAL TERMS. Borrower hereby jointly and severally: a) agrees to pay the Indebtedness evidenced hereby without set-off, deduction, defense or counterclaim; and b) waives presentment, demand, protest, notice of protest and dishonor; and c) guaranties payment of this Note when due and consents without notice to the release of security and/or of other obligors and to any change in terms or extensions of time for payment for any period regardless of the original terms of this Note; and d) agrees not to assert against any holder of this Note any defenses or rights of set-off which any of the borrowers or any endorser may have against the payee hereof; and e) agrees to provide, in a form acceptable to Lender, a current balance sheet and income statement annually and at such other additional times as Lender may request in connection with loans; and f) agrees to deliver such additional security as Lender may at any time deem necessary; and g) agrees that the terms of the Loan Documents shall bind and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto.

10. NON-WAIVER. Lender's waiver of Borrower's breach, or Lender's failure to exercise any right, or Lender's granting of forbearance, restructuring or "borrower rights" (under the Farm Credit Act or other applicable law or regulations) shall not be deemed a waiver of any subsequent breach of the same covenant or the breach of any other covenant, or of Lender's rights thereafter to exercise any right. Any provision of the Loan Documents may be waived only by a writing, signed by an authorized representative of Lender. This note may be assumed only with prior written permission of the Lender.

11. RELEASES. Lender may, at its sole option and without notice, release any part of the security described in the Loan Documents, or release any person or entity liable for or guaranteeing the Indebtedness, or agree to extend time for payment of the Indebtedness, or provide "borrower rights" under the Farm Credit Act without in any way affecting the lien thereof (except to the extent released) or without releasing any unreleased person or entity obligated to pay or guaranty the Indebtedness.

12. AGENCY. Each of the undersigned hereby appoints each of the other undersigned as his, her or its agent for purposes of the within obligations until written notice of termination of such agency is actually received by Lender.

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Installment Note - 11327                                                  Page 4
                           INSTALLMENT PROMISSORY NOTE

Filing Ref.:  Pocono Village Farms, L.P.               Printed: 35495.3539351852

Date:             03/10/1997


13. EXECUTION OF DOCUMENTS. Borrower agrees to execute, deliver, file and/or record such documents or instruments, or take such other actions, as may be reasonably required by Lender to effectuate the intention of this transaction, or to assure the enforceability and collectability of the Indebtedness or any Loan Document or lien, or to otherwise protect or enforce the rights of Lender thereunder.

14. NOT A CONSUMER TRANSACTION. Borrower acknowledges and agrees that this is not a consumer transaction.

THIS NOTE IS SUBJECT TO THE TERMS ON THE PREVIOUS PAGE(S) AND, WHEN APPLICABLE, THE TERMS ON ANY ATTACHMENTS OR RIDERS, ALL OF WHICH THE UNDERSIGNED HAVE READ PRIOR TO SIGNING.

Signed and sealed in the Presence of:

Pocono Village Farms, L.P.            Pocono Village Farms, L.P.

By:_________________________________  By:_________________________________
     J. Kevin Cobb, Vice President    Thomas F. Schwartz, Vice President

____________________________________
Witness to All



                                       COGENTREX OF POCONO, INC.,
                                           General Partner

                                       By:______________________________________
                                           Thomas F. Schwartz, Vice President-
                                           Finance of Cogentrix of Pocono, Inc.

                                           VILLAGE FARMS OF DELAWARE, L.L.C.,
                                           General Partner, by Agro Power
                                           Development, Inc.,
                                           Managing Member of Village Farms of
                                           Delaware, L.L.C.


                                       By:______________________________________
                                           J. Kevin Cobb, Senior Vice President
                                           of Agro Power Development, Inc.